Exhibit 32.1
Certification of Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Integra LifeSciences Holdings Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2025 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Mojdeh Poul, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.The Report fully complies with the requirement of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 5, 2025	/s/ Mojdeh Poul
Mojdeh Poul
President and Chief Executive Officer